[GRAPHIC OMITTED]                                                   Exhibit 99.1

                            Investor Contact:          Mark Haden
                                                       Bunge Limited
                                                       914-684-3398
                                                       Mark.Haden@Bunge.com
                                                       --------------------

                            Media Contact:             Stewart Lindsay
                                                       Bunge Limited
                                                       914-684-3369
                                                       Stewart.Lindsay@Bunge.com
                                                       -------------------------



            Larry Pillard to Join Board of Directors of Bunge Limited

WHITE PLAINS, N.Y., December 12, 2006 -- Bunge Limited (NYSE: BG) today announced that Larry G. Pillard will join its Board of Directors effective January 1, 2007. Mr. Pillard is executive chairman of the Tetra Laval Group and former chief executive officer of Tate & Lyle PLC. The appointment of Mr. Pillard will bring the membership of Bunge's board to 12. He will be an independent director and will serve on the Board's Corporate Governance and Nominations Committee and its Finance and Risk Policy Committee.

"Larry Pillard brings nearly forty years of diverse experience in the agribusiness and food-related industries to Bunge," stated Alberto Weisser, chairman and CEO, Bunge Limited. "He will provide a global perspective and valuable insights into important markets."

Mr. Pillard has served as executive chairman of the Tetra Laval Group, a global business with leading operations in food products processing equipment and packaging, since 2003. Prior to joining Tetra Laval, Mr. Pillard served as chief executive officer of Tate & Lyle from 1996 to 2002. He was the company's chief operating officer from 1995 to 1996, and the president and chief executive officer of its U.S. starch business, A.E. Staley Manufacturing Co., from 1992-1995. Prior to joining Tate & Lyle, Mr. Pillard served for over 20 years in managerial capacities at Cargill, Inc.

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About Bunge

Bunge Limited (www.Bunge.com) is an integrated, global agribusiness and food company operating in the farm-to-consumer food chain. Founded in 1818 and headquartered in White Plains, New York, Bunge has over 22,000 employees and locations in 32 countries. Bunge is the world's leading oilseed processor, the largest producer and supplier of fertilizers to farmers in South America and the world's leading seller of bottled vegetable oils to consumers.


Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "expect," "anticipate," "believe," "intend," "estimate," "continue" and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could affect our business and financial performance: our ability to complete, integrate and benefit from acquisitions, divestitures, joint ventures and strategic alliances; estimated demand for the commodities and other products that we sell and use in our business; industry conditions, including the cyclicality of the agribusiness industry and unpredictability of the weather; agricultural, economic and political conditions in the primary markets where we operate; and other economic, business, competitive and/or regulatory factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any

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obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.




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